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                                                                      EXHIBIT 99

                                  PRESS RELEASE

FOR IMMEDIATE RELEASE
July 3, 1997

First Central Financial Corporation (AMEX-FCC) of Lynbrook, New York and Connor Clark Ltd. of Toronto, Canada announced today that the parties have agreed to discontinue discussions concerning an investment by Connor Clark Ltd. in First Central. First Central continues to conduct discussions with other qualified investors to help implement the company's turnaround plans.

For further information, call Andrew Attivissimo at (516) 593-7070.